UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 16, 2026

COMSCORE, INC.
(Exact name of registrant as specified in charter)

Delaware	001-33520	54-1955550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
11950 Democracy Drive
Suite 600
Reston, Virginia 20190
(Address of principal executive offices, including zip code)
(703) 438–2000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	SCOR	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, the Board of Directors of comScore, Inc. (the "Company") previously approved, subject to stockholder approval, an amendment to the Company's Amended and Restated 2018 Equity and Incentive Compensation Plan (the "Plan") to increase the number of shares of Company common stock available for grant under the Plan by 3,000,000. The Company's stockholders approved the amendment at the Company's annual meeting of stockholders on June 16, 2026 (the "Annual Meeting"), and the amendment became effective on June 16, 2026. A detailed description of the material terms of the Plan, as amended, appears under the caption "Proposal No. 4 – Approval of an Amendment to the comScore, Inc. 2018 Equity and Incentive Compensation Plan (as Amended and Restated Effective as of July 9, 2020)" in the Company's proxy statement filed with the Securities and Exchange Commission on April 30, 2026, which description is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on June 16, 2026. The final results of voting on the proposals submitted to a vote of the Company's stockholders at the Annual Meeting are set forth below. These results include votes cast by holders of the Company's common stock and preferred stock on an as-converted basis and reflect neutral voting on all proposals with respect to 8,795,201 shares of Series C Preferred Stock, as required by the Certificate of Designations governing the Series C Preferred Stock.

Proposal No. 1

Two Class I directors were elected to serve for terms expiring at the Company's 2029 annual meeting of stockholders, to hold office until their respective successors have been duly elected and qualified. The election results were as follows:

Nominee	For	Withheld	Broker Non-Votes
David Kline	22,904,154	926,060	1,240,084
Brian Wendling	22,574,634	1,255,580	1,240,084

Proposal No. 2

The compensation of the Company's named executive officers was approved, on a non-binding advisory basis, as follows:

For	Against	Abstain	Broker Non-Votes
23,119,135	659,092	51,987	1,240,084

Proposal No. 3

The appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026 was ratified as follows:

For	Against	Abstain	Broker Non-Votes
25,048,171	18,634	3,493	0

Proposal No. 4

The amendment to the Plan was approved as follows:

For	Against	Abstain	Broker Non-Votes
19,593,512	4,117,350	119,352	1,240,084

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

comScore, Inc.

By:	/s/ Mary Margaret Curry
Mary Margaret Curry
Chief Financial Officer and Treasurer
Date: June 22, 2026
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